STV GROUP, INCORPORATED
                               11 Robinson Street
                         Pottstown, Pennsylvania 19464


OFFICE OF THE PRESIDENT AND
CHIEF EXECUTIVE OFFICER

                                                                  March 1, 1996



To the Shareholders:

         On Wednesday, March 27, 1996, at 10:00 A.M., the Annual Meeting of Shareholders of the Company will be held at the office of STV Group, Incorporated, 11 Robinson Street, Pottstown, Pennsylvania 19464, to vote to elect a director of the Company to serve for three-year terms until the 1999 Annual Meeting of Shareholders, to vote on the adoption of the Company's 1995 Employee Stock Option Plan, and to conduct other business as necessary. We hope you will be able to attend in person, but if this is inconvenient, we earnestly request that you be represented by proxy.

         The following pages contain the formal notice of this meeting and the Company's proxy statement. Please sign the enclosed proxy and return it promptly. Your vote is important, and we encourage you to exercise it. For your convenience, and to speed delivery of your proxy, please use the enclosed postage prepaid envelope. A copy of the Company's Annual Report for the year ended September 30, 1995, accompanies these proxy materials.

                                                 Sincerely yours,




                                                 Michael Haratunian
                                                 Chairman and
                                                 Chief Executive Officer

                            STV GROUP, INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


 To the Shareholders of STV Group, Incorporated:

         The Annual Meeting of Shareholders of STV GROUP, INCORPORATED ("Company") will be held on Wednesday, March 27, 1996, at 10:00 A.M. (local time), at the office of STV Group, Incorporated, 11 Robinson Street, Pottstown, Pennsylvania 19464, for the following purposes:

         1. To elect to the Board of Directors, a total of one person to serve for a term of three years and until the respective successor shall have been duly elected and qualified.

         2.   To approve the Company's 1995 Employee Stock Option Plan.

         3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed February 9, 1996, as the record date for determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

         A copy of the Company's Annual Report for the year ended September 30, 1995, is enclosed with this Notice of Annual Meeting of Shareholders and the accompanying proxy statement.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE RESPECTFULLY REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors



March 1, 1996                                Peter W. Knipe
                                             Secretary

IMPORTANT-Shareholders can help the Company avoid the additional expense of further solicitation by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                            STV GROUP, INCORPORATED
                               11 Robinson Street
                              Pottstown, PA 19464

                                PROXY STATEMENT

         This proxy statement, which together with the accompanying proxy card is first being mailed to shareholders on or about March 1, 1996, is furnished to the shareholders of STV GROUP, INCORPORATED (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be used in voting at the Annual Meeting of Shareholders ("Annual Meeting") to be held on Wednesday, March 27, 1996, and at any adjournment or postponement thereof.

         The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype, by officers, directors or employees of the Company, without additional compensation. The Company will pay the reasonable expenses incurred by record holders of the Company's common stock, par value $1.00 per share ("Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, upon request, for mailing proxy material and annual shareholder reports to beneficial owners.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock For the election of the nominee for directorship hereinafter named and For the approval of the 1995 Employee Stock Option Plan.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which the Company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action taken at that meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incidental to the conduct of the Annual Meeting.

         The Board of Directors currently is not aware of any matters (other than procedural matters) which will be brought before the meeting and which are not referred to in the enclosed meeting notice. If any such matters are properly brought before the meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

         Any shareholder who executes and returns a proxy may revoke it by submitting written revocation to the Secretary of the Company at any time before the proxy is exercised, by submitting another duly executed proxy with a later date, or by appearing and voting in person at the Annual Meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The total number of shares of Common Stock outstanding on February 9, 1996, the record date ("Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, was 1,821,246 shares. Each share of Common Stock entitles the registered owner to one vote on each matter which may be brought before the Annual Meeting, except for the right to vote cumulatively for directors. Under cumulative voting, each share of stock entitled to be voted in the election of directors has such number of votes as is equal to the number of directors to be elected; all such votes may be cast for a single director or they may be distributed among any two or more of them. The candidates securing the highest number of votes for election shall be elected. If no contrary instructions are given, the persons named in the enclosed proxy will have discretionary authority to cumulate votes among directors. The presence, in person or by proxy, of shareholders holding at least a majority of the shares of Common Stock entitled to vote on a particular matter will constitute a quorum for the purpose of consideration of and action on the matter at the Annual Meeting.

         The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of Common Stock of the Company by each person known by the Company to own beneficially more than 5% of the Common Stock, by each director of the Company and each director nominee, by each of the Company's five most highly compensated executive officers, and by all directors and named executive officers as a group. All persons listed below have sole voting and investment power with respect to their shares, unless otherwise indicated. There are no arrangements known to management the operation of which may, at a subsequent date, result in a change in control of the Company.


                                                          Number of                         Percent of
         Name and Address                                 Shares (1)                          Class (2)

STV Employee Stock                                      1,190,356 (3)                          65.4
Ownership Plan
c/o STV Group, Incorporated
11 Robinson Street
Pottstown, PA 19464

Richard L. Holland                                       102,137 (4)                            5.6
Marathon, Florida

Michael Haratunian                                       102,580 (5)                            5.6
11 Robinson Street
Pottstown, PA 19464

Joseph H. Santarlasci, Jr.                                  2,250                               (6)
2210 Wyoming Ave., N.W.
Washington, D.C. 20008

Dr. Harry Prystowsky                                         500                                (6)
Champlain Towers North
Unit 208
8877 Collins Avenue
Surfside, Florida

Maurice L. Meier                                             664                                (6)
268 S. Oman Road
Castle Rock, CO 80104

Dominick Servedio                                        69,305 (7)                             3.8
225 Park Avenue South
New York, New York 10003



William J. Doyle                                           145,844                              8.0
Paolin & Sweeney
375 North Kings Highway
Cherry Hill, New Jersey 08034

Whitney A. Sanders II                                    35,747 (8)                             2.0
11 Robinson Street
Pottstown, PA 19464

Peter W. Knipe                                           21,768 (9)                             1.2
11 Robinson Street
Pottstown, PA 19464

Frank E. Lyon, Jr.                                       13,085 (10)                            (6)
841 Bishop Street, Suite 510
Honolulu, HI 96813-3919

All executive officers and                              522,954 (11)                           28.7
directors (As a group 11 persons)



(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. The same shares may be beneficially owned by more than one person.
         Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Based on 1,821,246 shares of Common Stock outstanding.

(3) Participants in the STV Employee Stock Ownership Plan have "pass-through" voting rights. Thus, a participant is entitled to vote all shares allocated to such participant as of a particular record date. Unallocated shares are voted by the Plan administrators, who are subject to fiduciary duties to the Plan participants in acting in such capacity. The Plan administrators are appointed by the Board of Directors and have sole investment power with respect to all shares held in the Plan. See "EXECUTIVE COMPENSATION - Employee Stock Ownership Plan."

(4)      Includes 40,147 shares of Common Stock held jointly with his wife.

(5) Includes 1,000 shares of Common Stock held by his wife and 55,000 shares of Common Stock which may be acquired within 60 days after the Record Date, pursuant to stock options. Includes 11,696 shares which were allocated to Mr. Haratunian's account under the Employee Stock Ownership Plan, as of the Record Date, and over which he has voting but not investment power.

(6)      Less than 1%.

(7) Includes 45,000 shares of Common Stock which may be acquired within 60 days after the Record Date, pursuant to stock options. Includes 10,605 shares which were allocated to Mr. Servedio's account under the Employee Stock Ownership Plan, as of the Record Date, and over which he has voting but not investment power.

(8) Includes 20,000 shares of Common Stock which may be acquired within 60 days after the Record Date, pursuant to stock options. Includes 7,347 shares which were allocated to Mr. Sanders' account under the Employee Stock Ownership Plan, as of the Record Date, and over which he has voting but not investment power.

(9) Includes 10,000 shares of Common Stock which may be acquired within 60 days after the Record Date, pursuant to stock options. Includes 4,768 shares which were allocated to Mr. Knipe's account under the Employee Stock Ownership Plan, as of the Record Date, and over which he has voting but not investment power.

(10) Includes 5,000 shares of Common Stock which may be acquired within 60 days after the Record Date, pursuant to stock options. Includes 8,085 shares which were allocated to Mr. Lyon's account under the Employee Stock Ownership Plan, as of the Record Date, and over which he has voting but not investment power.

(11) Includes 50,109 shares which were allocated to the accounts of such executive officers and directors, as a group, under the STV Employee Stock Ownership Plan, as of the Record Date, and over which such persons have voting but not investment power. Includes 147,500 shares of Common Stock which may be acquired within 60 days of the record date pursuant to stock options.

                             ELECTION OF DIRECTORS

         One Director is to be elected at the meeting to serve for a three-year term until the 1999 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

         The Board of Directors has designated the person listed below to be nominee for election as director. The nominee has consented to being named in the proxy statement and to serve if elected. The Company has no reason to believe that any nominee will be unwilling or unable to serve; however, should any nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee. The proxy agents intend (unless authority has been withheld) to vote FOR the election of the Company's nominee.

         The following information regarding the Company's nominees for election as directors is based, in part, on information furnished by these individuals.


                      Director                               Positions With
         Name          Since          Age                    the Company


R. M. Monti              --             66                    Director, Nominee


Information Concerning Continuing Directors

         The following tables set forth certain information concerning those directors whose terms will expire in 1997 and 1998.


                                 Director           Positions With
    Name                          Since     Age     the Company

The term of the following directors will expire in 1997:

William J. Doyle (2) (3)            1993      65     Director

Richard L. Holland (1) (2) (3) (4)  1974      69     Director

Michael Haratunian (1) (4)          1986      62     Chairman  of the  Board of
                                                     Directors and Chief
                                                     Executive Officer


The term of the following directors will expire in 1998:


Maurice L. Meier                     1986       69     Director

Dr. Harry Prystowsky (2) (3)         1984       70     Director

Dominick M. Servedio                 1992       55     Director, President  and
                                                       Chief Operating Officer


(1) Member of the Executive Committee.
(2) Member of the Audit Committee.
(3) Member of the Compensation Committee.
(4) Member of the Nominating Committee.

         Mr. Monti has been nominated to serve as a director of the Company. Mr. Monti is the retired Director of Engineering and Chief Engineer of the Port Authority of New York and New Jersey, 1972 - 1992.

         Mr. Doyle has been Chairman of Paolin & Sweeney, an advertising and public relations firm, since 1992. Previously, he was Vice Chairman of Hill International, a construction consulting firm. He also serves as a director of Hippographics, Inc., Coriell Institute, Creative Dimensions Management and is Chairman of Doyle Management Services.

     Mr. Holland, has been associated with the Company in various capacities continuously since 1968, and retired in 1991. Pursuant to an agreement dated September 30, 1986, between the Company and Mr. Holland, Mr. Holland is receiving a severance payment of $138,500 per year in equal monthly installments. These payments will continue through September 2006.

     Mr. Haratunian has been associated with the Company continuously since 1972. He was elected Chairman of the Board and Chief Executive Officer of STV Group, Incorporated, in 1993. Mr. Haratunian is a registered professional engineer. Previously, he was President of STV Group, Incorporated. He is also a director of each of STV's subsidiaries.

     Mr. Meier, who has been continuously associated with the Company in various capacities since 1968 and became President of Sanders and Thomas, Inc. and Executive Vice President of STV Group, Incorporated, retired on October 1, 1988.

     Mr. Servedio has been continuously associated with the Company since 1977 and was elected President and Chief Operating Officer of STV Group, Incorporated, in 1993. Mr. Servedio is a registered professional engineer. He is also President of STV/Seelye Stevenson Value & Knecht, Inc.

         The Board of Directors of the Company held four meetings during the fiscal year ended September 30, 1995.

         Each director of the Company attended 75% or more of the meetings of the Board and committees of which they were members during the fiscal year. The Board has an Audit Committee and a Compensation Committee which meet at varying intervals. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal control followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee held one meeting during the fiscal year ended September 30, 1995. The purpose of the Compensation Committee is to make recommendations to the Board of Directors with respect to executive compensation. The Compensation Committee held four meetings during the fiscal year ended September 30, 1995. The Board has a Nominating Committee, which held one meeting during the fiscal year ended September 30, 1995.

     Directors who are not also officers of the Company receive an annual fee of $18,000 plus $500 for each committee meeting.

         Under the Company's Bylaws, shareholders have the right to nominate directors in accordance with the procedures specified therein. Nominations for directors made by shareholders must be (i) made by a shareholder entitled to be present and to vote at the meeting or by a duly authorized proxy, (ii) submitted in writing to the Secretary of the Company not later than the close of business on the tenth business day immediately preceding the date of the meeting, (iii) accompanied by the signed written consent of the nominee to serve if elected, and (iv) accompanied by a current resume for those nominees not recommended by the Board of Directors. All nominations not made as set forth above will be rejected. In addition, at any time prior to the election of directors at a meeting or shareholders, the Board of Directors, in its sole discretion, may (but need not) designate a substitute nominee to replace any bona fide nominee who was nominated by a shareholder in accordance with the Bylaws and who, for any reason, becomes unavailable for election as a director.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the Commission) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms which they file. For purposes of this regulation, the Company's ESOP plan is considered a person owning more than ten percent of the Company's Common Stock. Due to a delay in receiving information, the ESOP filed the required forms late one time out of a total of eleven transactions. In addition, through an oversight, Messrs Haratunian, Servedio, Sanders and Knipe each failed to file a timely report of one stock option grant which occurred in fiscal 1995.

                             EXECUTIVE COMPENSATION

Board Committee Report on Executive Compensation

         The   Compensation   Committee  of  the  Board  assists  the  Board  in
structuring compensation arrangements and incentive plans for the Executive officers and senior management of the Company and administers the Company's
Employee Stock Option Plan. Decisions on compensation and the grant of incentives are generally made by the three-member committee, each of whom is a non-employee director. Decisions by the Committee relating to the compensation and incentives for the Company's officers are submitted to the full Board for ratification or revision. Set forth below is the Committee's report on the compensation policies for 1995 as they affected executive officers of the Company.

         With regard to executive compensation, it is the philosophy of the STV Group organization to provide a program which attracts and retains executive officers and other key employees critical to the Company's success, and to reward executive officers for corporate, group, and individual performance. Executive compensation, including the CEO, is evaluated by the Board using the aforementioned subjective criteria and is not based solely on specific objective criteria such as profitability of the corporation or market value of its stock.

         The primary elements of this program are base salary, an Executive Deferred Compensation Plan, cash incentive compensation, stock options, and participation in standard company benefit programs such as health and disability insurance, 401K and the pension plan/ESOP which are available to all employees. No single element of compensation is awarded without consideration of the potential total compensation to be paid for the designated position.

Base Salary

         Each year the Committee examines the salaries of the officers of the Company. Certain of the executive officers have employment agreements which provide for a base salary and their participation in the Company's cash incentive plan and stock option plan, as well as certain other benefits generally available to employees. (See Employment Agreements.") The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. These are compared with information available about salaries in the Company's industry, inflation and the performance of the individuals. In 1995, the Executive Officers received an average salary increase of 3.7% primarily as an inflation adjustment. All officers of the Company are eligible to participate in an unfunded non-qualified deferred compensation plan which is administered by the outside directors of the firm. This plan allows officers to defer from ten to twenty percent of their annual salaries by making an annual election. Interest accrues on the amount deferred at the Company's bank prime rate plus one percent. Upon the participant's retirement or separation from employment, the amounts deferred plus accrued interest are paid.

Cash Incentive Compensation

         The Company believes that Cash Incentive Compensation plays a strong role in stimulating management actions aimed at achievement of Company profit goals. Acceptable profit levels shall be determined by the Board of Directors in consultation with the Compensation Committee and with management of the Company. Overall economic conditions, the markets for the Company's services and other factors may be taken into consideration when determining such profit levels. Currently, the Company is reserving a pool equal to ten percent of pre-tax, pre-interest income.

         If a cash incentive pool is generated, it is distributed to executives upon consideration of individual attainment of Company objectives and upon review all aspects of the individuals' total compensation package. In fiscal 1995, the Board distributed incentive compensation to the executive officers based on their perception of the individuals performance in attaining the Company's goals and not pursuant to a specific numerical formula.

Stock Options

         Stock options are awarded to executives in order to encourage future management actions aimed at improving the Company's sales efforts, client service quality and Company profitability. If the Company is successful in improving these areas, it is anticipated that these actions will generate a positive impact on the value of the Company's common stock for stockholders, and the individuals will be given the opportunity to share in the increased value of the results of their efforts. In fiscal 1995, the Board authorized the issuance of 80,000 options.

Chief Executive Officer Compensation

         In establishing Mr. Haratunian's compensation levels, consideration is given to his individual performance level relative to his previous role as President as well as the factors discussed above for all executive officers. He received his base salary as set by the Board under the terms of his employment agreement and cash incentive compensation as determined by the Board under the foregoing criteria.

Section 162(m) of the Federal Tax Code

         Generally, Section 162(m) denies deduction to any publicly held company such as the Company for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding among other things certain performance-based compensation. The Compensation Committee intends that the stock options issued under the Employee Plan qualify for the performance-based exclusion under Section 162(m). The Compensation Committee will continually evaluate to what extent Section 162 will apply to its other compensation programs.

         Respectively submitted, The Compensation Committee
                  W. Doyle
                  R. Holland
                  H. Prystowski
                  J. Santarlasci

Summary Compensation Table

        The following table shows, for fiscal 1993, 1994 and 1995, the cash compensation paid by the Company, as well as other compensation paid or accrued for those years, to the Executive Officers of the Company in all capacities in which they served.



                                                              Long-Term Compensation


                               Annual Compensation               Awards     Payouts

                                                  Other    Restricted
                    Fiscal                        Annual      Stock             LTIP     All Other
Name and Position    Year   Salary       Bonus  Compensation  Awards  Options  Payouts  Compensation



M. Haratunian        1995  $239,168     $32,000      N/A       $0     25,000     $0     $85,810 (H)
Chairman of the      1994  $226,644     $35,000      N/A       $0       0        $0      $84,847
Board and Chief      1993  $220,000     $35,000      N/A       $0    30,000 (C)  $0      $20,742
Executive Officer

D. M. Servedio       1995  $203,699 (A) $28,000      N/A       $0     20,000     $0     $67,037 (I)
President            1994  $193,013 (B) $30,000      N/A       $0       0        $0      $68,940
                     1993  $187,012     $30,000      N/A       $0    25,000 (D)  $0      $13,069

W. A. Sanders II     1995  $164,718     $13,000      N/A       $0     5,000      $0     $15,649 (J)
Sr. Vice President   1994  $150,010     $15,000      N/A       $0       0        $0      $15,467
                     1993  $145,007     $35,000      N/A       $0    15,000 (E)  $0      $13,661

F. E. Lyon, Jr.      1995  $146,931       $0         N/A       $0       0        $0     $10,321 (K)
Sr. Vice President   1994  $140,005       $0         N/A       $0       0        $0      $11,770
                     1993  $140,000     $5,000       N/A       $0    5,000 (F)   $0      $15,936

P. W. Knipe          1995  $104,865     $7,000       N/A       $0     5,000      $0     $5,714 (L)
Secretary/Treasurer  1994   $97,012     $7,000       N/A       $0       0        $0       $5,319
                     1993   $95,322     $5,000       N/A       $0    5,000 (G)   $0       $4,905


(A)  Includes   $19,744.00   deferred  in  1995  under  the  Company's  Deferred
     Compensation plan but does not include $27,700 paid in 1995 which had been deferred in previous years.
(B)  Includes   $19,413.00   deferred  in  1994  under  the  Company's  Deferred
     Compensation plan but does not include $30,000 paid in 1994 which had been deferred in previous years.
(C) Of the total, 12,500 were issued in cancellation of options previously granted.
(D) Of the total, 12,500 were issued in cancellation of options previously granted.
(E) Of the total,  12,500 were issued in  cancellation  of
    options previously granted.
(F) Of the total, 5,000 were issued in cancellation
    of  options  previously  granted.
(G) Of  the  total,  5,000  were  issued  in cancellation of options previously granted.
(H) "All Other Compensation" for the 1995 fiscal year for Mr. Haratunian includes the following items: $4,500 contribution to the ESOP plan; $5,131 for company-paid medical plan; $10,166 for company-paid life insurance, $12,173 accrued interest earned on his deferred compensation and 53,840 earned as part of his SERP.
(I) "All Other Compensation" for the 1995 fiscal year for Mr. Servedio includes the following items: $4,500 contribution to the ESOP plan; $5,131 for company-paid medical plan; $3,956 for company-paid life insurance, $1,551 accrued interest earned on his deferred compensation and 51,899 earned as part of his SERP.
(J) "All Other Compensation" for the 1995 fiscal year for Mr. Sanders includes the following items: $4,500 contribution to the ESOP plan; $5,131 for company-paid medical plan; $1,368 for company-paid life insurance and $4,650 accrued interest earned on his deferred compensation.
(K) "All Other Compensation" for the 1995 fiscal year for Mr. Lyon includes the following items: $4,408 contribution to the ESOP plan; $4,545 for company-paid medical plan and $1,368 for company-paid life insurance.
(L) "All Other Compensation" for the 1995 fiscal year for Mr. Knipe includes the following items: $3,356 contribution to the ESOP plan; $1,638 for company-paid medical plan; $720 for company-paid life insurance.

Employment Agreements and Other Plans

Employment Agreements

         On November 21, 1994, the Company entered into employment agreements (collectively the "Agreements"), effective as of January 1, 1994, with Michael Haratunian, as its Chief Executive Officer, and Dominick Servedio, as its President and Chief Operating Officer (collectively the "Executive Employees"). The Agreements are for a term of five (5) years and provide for a base annual salary of $235,000.00 for Mr. Haratunian and $200,000.00 for Mr. Servedio, which base salary is to be reviewed annually by the Compensation Committee of the Board of Directors (the "Compensation Committee") and may be increased, but not decreased, as a result thereof. In addition, the Agreements provide that the Executive Employees shall be entitled to participate in and be included in the Company's Annual Incentive Plan established by the Compensation Committee and ratified by the Board, all of the Company's long term incentive plans generally available to executive officers, including stock option plans, and all welfare benefit plans and retirement benefits generally available to other employees of the Company. In addition, the Agreements provide that the Executive Employees are entitled to benefits under the Company's Supplemental Executive Retirement Plan ("SERP"). See "SERP". The Agreements may be terminated by the Company at any time for "Cause" (as defined), upon the vote of not less than two-thirds of the entire membership of the Company's Board of Directors. An Executive Employee may terminate his employment agreement for "Good Reason" (as defined). In the event that the Company terminates the Executive Employee's employment without Cause, or the Executive Employee terminates his employment for "Good Reason", the Executive Employee is entitled to receive his salary for the greater of the remaining term of the Agreement or twelve (12) months and will be deemed to have earned the maximum Annual Incentive Opportunity, to be paid in a lump sum, and all retirement benefits and long term incentives (including the SERP) will immediately vest. Each employment agreement also contains provisions which are intended to limit the Executive Employee in competing with the Company throughout the term of the Agreement.

Supplemental Executive Retirement Plan ("SERP")

         The  Company's  Employment   Agreements  with  Michael  Haratunian  and
Dominick Servedio (the "Executive Employees") provide for a Supplemental Executive Retirement Plan ("SERP") for the benefit of Mr. Haratunian and Mr. Servedio. Under the SERP, Mr. Haratunian will be entitled to a benefit for ten years commencing upon the later of his attainment of age 70 or his retirement. The Company will enter into a five year consulting agreement to commence upon his retirement pursuant to which he will receive annual payments equal to the SERP benefit. Mr. Servedio will be entitled to a benefit for fifteen years commencing upon the later of his attainment of age 65 or his retirement. The amount of the SERP benefit will range from a minimum guaranteed benefit of thirty percent (30%) to a maximum of sixty percent (60%) of the average of the last three years of Employees final year-end compensation, to be based upon the Company's performance over the fiscal years 1994 through 1998. Company performance and SERP benefits will be measured according to the following formula with annual performance averaged over the five (5) year period:

         The minimum payment to Mr. Haratunian from the aforementioned plan, based on his current compensation, would be $76,049 per year based on thirty percent (30%) of his compensation and the maximum payment would be $152,098 per year based on sixty percent (60%) of his compensation. The minimum payment to Mr. Servedio from the aforementioned plan, based on his current compensation, would be $62,867 per year based on thirty percent (30%) of his compensation and the maximum payment would be $125,735 per year based on sixty percent (60%) of his compensation.



PERFORMANCE MEASURE                    WEIGHT        BASELINE       TARGET               SUPERIOR        MAXIMUM


o SERP Payout (% of Base)                               30%           40%                  50%              60%
o Percentage of Target                                  75%          100%                 125%             150%
1 Return of Equity (5)                   18%           5.5%            8%                  11%            13.5%
2 Cash Flow Days Receivables             22            130           115                  100               85
3 Backlog (Months)                       20%             9            11                   12               14
4 Return of Net Revenue                  18            3.0           4.0                  5.0              6.5
5 Board Discretion                       22



If the Performance Level is Between:                         SERP Payout will be

         0 - 75%                                                     30%
         75.01% - 87.50%                                             35%
         87.51% - 100%                                               40%
         100.01% - 112.50%                                           45%
         112.51% - 125.00%                                           50%
         125.01% - 137.50%                                           55%
         137.51% - 150%                                              60%

         In the event of the termination of an Executive Employee's employment for cause, the SERP benefit will be determined as a percentage of the average of the last three years of Employees final year-end compensation at the time of such event based upon performance to such date multiplied by a fraction, the numerator of which is the number of completed years under the Plan and the denominator of which is five. The SERP is administered by the Compensation Committee of the Board which will review the operation of the plan after two years.

Other Plans

         The Company formerly maintained a defined benefit plan and a money purchase plan. The defined benefit plan was frozen on August 1, 1977, and on July 31, 1982, the Company purchased annuities to cover its future obligations to eligible employees under the defined benefit plan. Disclosure of annual benefits to which all executive officers (as a group) and all employees would be entitled has been omitted in view of the fact that such amounts would vary depending on the number of persons in the group who were retired in a given year.

         On September 30, 1981, the money purchase plan was frozen and the Company ceased making contributions. Amounts previously contributed to the plan on behalf of eligible employees continued to accrue interest toward future distribution. On June 22, 1988, a cash distribution of funds was made to all eligible plan participants.

                       Aggregated Option/SAR Exercises in Last Fiscal Year
                                  and FY-End Option/SAR Values

                                                                                                     Value of
                                                                            Number of               Unexercised
                                                                           Unexercised             In-the-Money
                                                                         Options/SARs at          Options/SARs at
                                                                           FY-End (#)             FY-End ($) (1)

                                Shares Acquired           Value           Exercisable/             Exercisable/
       Name                       On Exercise           Realized          Unexercisable            Unexercisable
                                      (#)                  ($)

M. Haratunian                          0                   $0                30,000                   26,250
                                                                             25,000                      0

D. M. Servedio                         0                   $0                25,000                   21,875
                                                                             20,000                      0

P. W. Knipe                            0                   $0                 5,000                    4,375
                                                                              5,000                      0

F. E. Lyon, Jr.                        0                   $0                 5,000                    4,375
                                                                               --                       --

W. A. Sanders II                       0                   $0                15,000                   13,125
                                                                              5,000                      0



(1) Based on 1995 fiscal year-end share price equal to $5.00.



                                       Option/SAR Grants in Last Fiscal Year


                                            Individual Grants
                         Number of
                        Securities          % of Total
                        Underlying         Options/SARs                                              Grant
                         Options/           Granted to         Exercise                              Date
                           SARs              Employees          or Base        Expiration           Present
      Name              Granted (2)       in Fiscal Year         Price            Date               Value (1)
----------------        -----------       --------------       ---------      ------------         -------
                             #                  (%)             ($/Sh)                                ($)


M. Haratunian             25,000               31.3              5.00            6/14/06            74,289

D. M. Servedio            20,000               25.0              5.00            6/14/06            59,431

W. A. Sanders              5,000                6.3              5.125           3/29/06            15,229

P. W. Knipe                5,000                6.3              5.125           3/29/06            15,229



(1) Value based on Black Scholes Option Pricing Model. The assumptions used in this calculation were an expected volatility of 0.37, risk free rate of 5.66%, an expected dividend yield of 0% and a term of 10 years. The actual value, if any, that an executive officer may receive is dependent on the excess of the stock price over the exercise price. Use of this model should not be viewed as a forecast of the future performance of the Company's stock price.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
            AMONG STV GROUP, INC., THE NASDAQ STOCK MARKET-US INDEX
                              AND TWO PEER GROUPS


                                                                           Cumulative Total Return


                                                           9/90      9/91      9/92      9/93      9/94      9/95

STV Group, Incorporated                  STVI               100       120        70        85        88       100

1994 PEER GROUP                          PPEER1             100       188       181       164       122       121

1995 PEER GROUP                          PPEER2             100        99        85        89        88       104

NASDAQ STOCK MARKET-US                   INAS               100       157       176       231       233       321













*  $100 INVESTMENT ON 09/30/90 IN STOCK OR INDEX -
   INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDED SEPTEMBER 30.




(1) The above graph shows a comparison of the cumulative total return for the Company's common stock, the NASDAQ Stock Market-U.S. Index, a weighted index of peer issuers consisting of similar engineering companies (the "1995 Peer Group Index") and the index of peer issuers used in the preceding year (the "1994 Peer Group Index"). The company has selected a different peer group for 1995, from that used in the preceding year which it believes more accurately reflects the relative performance of the Company's common stock within the industry in which it operates. The graph assumes an investment of $100.00 on September 30, 1990 in each company involved and the reinvestment of all dividends. The 1994 Peer Group Index of publicly held companies is comprised of Greiner Engineering, Inc., URS Corp., CRSS Inc., Michael Baker Corp., and Roy F. Weston, Inc. The 1995 Peer Group Index of publicly held companies is comprised of Greiner Engineering, Inc., URS Corp., Michael Baker Corp., Stone & Webster Inc., and Icf Kaiser International, Inc.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is comprised of Messrs. William J. Doyle, Harry Prystowsky, Richard L. Holland, and Joseph Santarlasci. In March of 1993, the Board of Directors authorized the Company to enter into an agreement to have the firm of Whitby, Santarlasci & Co. perform investment banking services for the Company for a retainer of $2,500 per month. This agreement ended in December, 1994. Mr. Santarlasci is Chairman and CEO of this investment banking firm and is also a director of the Company. Mr. Santarlasci abstained from all voting associated with this decision.



                                  PROPOSAL TWO
                  APPROVAL OF 1995 EMPLOYEE STOCK OPTION PLAN


         In October, 1995, the Board of Directors of the Company adopted the STV Group, Inc. 1995 Employee Stock Option Plan, subject to approval by the shareholders of the Company (the "Employee Stock Option Plan" or "Plan"). Pursuant to the Employee Stock Option Plan, stock options may be granted which qualify under Section 422 of the Internal Revenue Code as incentive stock options ("Incentive Options") as well as stock options that do not qualify as incentive options ("Non-Qualified Options"). All officers and key employees of the Company or any current or future subsidiary corporation are eligible to receive options under the Employee Stock Option Plan. As of February 9, 1996, no options had been granted under the Plan.

         The Board of Directors recommends that the Employee Stock Option Plan be approved because it believes that the Plan will advance the interest of the Company and its shareholders by strengthening the Company's ability to attract, retain and motivate officers and key employees. The Employee Stock Option Plan replaces the Company's 1985 Employee Stock Option Plan, which provided for the issuance of options for an aggregate 300,000 shares of the Company's Common Stock and which expired in 1995. See "Option Grants."

         Set forth below is a summary of the provisions of the Plan. This summary is qualified and amplified in its entirety by the detailed provisions of the text of the actual Plan set forth as Exhibit "A" to this Proxy Statement, all of which is incorporated herein.

Purpose

         The purpose of the Employee Stock Option Plan is to provide additional incentive to officers and other employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

Administration

         The Employee Stock Option Plan is administered by the Compensation Committee of the Board of Directors ("Compensation Committee") which is appointed by the Board of Directors and consists of a minimum of three Directors each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act or any future corresponding rule. The Compensation Committee determines, among other things, which officers and key employees receive an option or options under the Employee Stock Option Plan, the type of option (Incentive Options or Non-Qualified Options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

         The Compensation Committee may, in its discretion, modify or amend any of the option terms hereafter described, provided that if an Incentive Option is granted under the Plan, the option as modified or amended continues to be an Incentive Option.

Aggregate Number of Shares

         The aggregate number of shares which may be issued upon the exercise of options granted under the Employee Stock Option Plan is 500,000 shares of Common Stock. In the event of any change in the number of outstanding shares of the Common Stock of the Company, such as by stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Plan will be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Plan.

Exercise Price

         The exercise price for Incentive Options issued under the Employee Stock Option Plan must be at least equal to the fair market value of the Common Stock as of the date the option is granted, except that the option exercise price of Incentive Options granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company must not be less than 110% of the fair market value as of the date of the grant of the option. The fair market value on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any Stock Exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such date, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any Stock Exchange, the average of the bid and the asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Compensation Committee. January 23, 1996 the last reported sale price for the common stock was $6.00.

         The Option Price for Non-Qualified Options may be, at the discretion of the Compensation Committee, less than the fair market value of the Common Stock on the date of the grant.

Payment

         Payment of the option price on exercise of options granted under the Plan may be made in (a) cash, (b) Company Common Stock which will be valued by the Secretary of the Company at its fair market value or (c) any combination of cash and Common Stock of the Company valued as provided in clause (b).

         Under the terms of the Plan, the Board has interpreted the provision of the Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of Proposal Two is also a vote in favor of this interpretation.

Exercisability

         The Compensation Committee will determine at the time of the grant the rate of exercisability and may include certain "vesting" provisions. However, in any case, in the event of a "change in control" of the Company as defined in the Plan, each optionee may exercise the option for the total number of shares then subject to the option. Consequently, the approval of the Plan may be deemed to have certain "anti-takeover" and "anti-greenmail" effects.

Option Expiration and Termination

         Unless terminated earlier by the option's terms, Incentive Options and Non-Qualified Options expire ten years after the date they are granted, except that if Incentive Options are granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, such option will expire five (5) years after they are granted.

         Options terminate three months after the date on which an optionee's employment by the Company or parent or subsidiary corporation of the Company is terminated (whether such termination be voluntary or involuntary), other than by reason of death or disability. The option terminates one year from the date of termination due to death or disability (but not later than the scheduled termination date). The heirs or personal representative of a deceased optionee who could have exercised an option while alive may exercise such option within one (1) year following the optionee's death (but in no event later than the expiration date).

Non-Transferability

         Options granted pursuant to the Plan are not transferable, except by the will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability.

Amendment or Termination; Plan Expiration

         The Company's Board of Directors has the right at any time, and from time to time, to modify, amend, suspend or terminate the Plan, without shareholder approval, except to the extent that shareholder approval of the Plan modification or amendment is required by the Internal Revenue Code of 1986, as amended, to permit the granting of Incentive Options under the Plan. Any such action will not affect options previously granted. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission will not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval. Options shall not be granted pursuant to this Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board of Directors

Federal Income Tax Consequences

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options

         Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Option (see, however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised (or such later date, if applicable, as described below in "Non-Qualified Options", if the optionee is a "16(b) Person" who has not made an "83(b) Election," as such terms are defined in "Non-Qualified Options" below) over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise (or such later date, if applicable, as described above in "Non-Qualified Options", if the optionee is a 16(b) Person who has not made an 83(b) Election) exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1993, the Revenue Reconciliation Act of 1993 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Options

         Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Options granted pursuant to the Plan. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess, provided that the Company complies with applicable withholding rules. However, special rules apply where stock is registered under the Exchange Act and the optionee is an officer, director or 10% or greater shareholder of the Company subject to potential liability under
Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") for so-called "short-swing" profits

(a "16(b) Person") in connection with certain purchases and sales, or sales and purchases, of the Company's stock within a period of six months.

         Under SEC rules promulgated under Section 16(b) of the Exchange Act, the grant of an option, not its exercise, is treated as a "purchase" for Section 16(b) purposes. If such grant is made pursuant to a plan qualifying under the SEC rules and six months elapse between the grant of the option and the sale of the shares received upon the exercise thereof, such grant will be exempt from
Section 16(b). With respect to the exercise of a Non-Qualified Option, if a 16(b) Person has not purchased or acquired shares of Common Stock within the six month period prior to the exercise date (other than purchases or acquisitions exempt from Section 16(b)), the 16(b) Person will be required to recognize ordinary income (i) six months after the date of grant (in the event of exercise within six months of the date of grant) or (ii) the date of exercise (in the event of exercise after six months from the date of grant). The timing of income recognition with respect to a 16(b) Person who exercises a Non-Qualified Option within six months of a prior non-exempt purchase or acquisition of Common Stock is uncertain. It is possible that the Internal Revenue Service will take the position that, despite the prior non-exempt purchase or acquisition, the 16(b) Person recognizes income on the date of exercise rather than the date which is six months following the date of such prior non-exempt purchase or acquisition. A 16(b) Person can be certain of recognizing income on the exercise date by making an election not later than 30 days following the exercise date to have the income determined as of the date of exercise (an "83(b) Election"), in which case the Company's deduction will also be determined as of the exercise date.

         Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "FEDERAL INCOME TAX CONSEQUENCES - Incentive Stock Options". The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise (or such later date, as described above, if the optionee is a 16(b) Person who has not made an 83(b) Election, and such later date is applicable).

Section 162(m)

         Whenever an optionee recognizes ordinary income as a result of a failure to satisfy the holding period requirements with respect to an Incentive Option or upon the exercise of a Non-Qualified Option, the Company will be entitled to a deduction in the same amount at the same time, provided that the Company satisfies any applicable federal withholding requirements and the deduction limit contained in Section 162(m) of the Code is not exceeded. Generally, Section 162(m) of the Code and the regulations promulgated thereunder deny a deduction to any publicly held corporation, such as the Company, for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding among other things, certain performance-based compensation. The Company is reviewing Section 162(m) to determine whether modifications of the Plan are required to qualify Options granted under the Plan for the performance-based compensation exclusion.

Option Grants

         As of December 31, 1995, options to purchase a total of 235,000 shares of Common Stock at an average exercise price of $4.516 had been granted under the Company's 1985 Stock Option Plan.

         No determination has been made as to how the proposed 500,000 option shares under the 1995 Employee Stock Option Plan will be allocated among any particular officer or employee.

         For information as to the number of options granted to the Company's Chief Executive Officer and four other highest paid Executive Officers pursuant to the Company's 1985 Employee Stock Option Plan, see "Executive Compensation - Aggregate Option/SAR Exercises in Fiscal Year and FY-End Option/SAR Values -Number of Unexercised Options at FY-End." The weighted average exercise price for such options is $4.523. In addition to these options, pursuant to the Company's 1985 Employee Stock Option Plan, the Company has issued options to purchase 50,000 shares of Common Stock to the Company's other Executive Officers, at a weighted average exercise price of $4.525 and options to purchase 10,000 shares of Common Stock to all employees, other than Executive Officers, at a weighted average exercise price of $4.625.

Vote Required

         Unless authority has been withheld, the proxy agents intend to vote for the approval of the Employee Stock Option Plan. The approval requires the affirmative  vote  of  the  majority  of the  votes  cast  by  all  shareholders represented and entitled to vote thereon. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote, therefore will not have the same legal effect as an against vote and will not be counted in determining whether the proposal has received the required shareholder vote. However for purposes of compliance with the shareholder approval requirement under Rule 16b-3 of the Securities Exchange Act of 1934 applicable to the foregoing proposal, the staff of the Securities and Exchange Commission has expressed the view that abstentions (but not broker non-votes) have the legal effect of an "against" vote and are counted in determining whether a proposal has received the required shareholder vote.

         The Board of Directors of the Company unanimously recommends that you vote "For" Proposal Two.

                             SHAREHOLDER PROPOSALS

         Shareholder proposals for the 1997 Annual Meeting must be submitted to the Company by November 10, 1996, to receive consideration.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountant for the fiscal year ended September 30, 1995, and for the current fiscal year is the firm of Ernst & Young LLP, Reading, Pennsylvania. The selection of the independent public accountant is not being submitted to shareholders for approval because there is no legal requirement to do so.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

         For the fiscal year ended September 30, 1995, Ernst & Young LLP performed audit, tax and consulting services for the Company.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1995, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO STV GROUP, INCORPORATED, 11 ROBINSON STREET, P. O. BOX 459, POTTSTOWN, PENNSYLVANIA 19464. ATTENTION:
PETER W. KNIPE, SECRETARY.


                       By Order of the Board of Directors




                                               Peter W. Knipe
                                               Secretary

                                   EXHIBIT A

                                STV GROUP, INC.

                        1995 EMPLOYEE STOCK OPTION PLAN


      1.    Purpose of Plan

            The purpose of the 1995 Employee Stock Option Plan (the "Plan") is to provide additional incentive to officers and other key employees of STV Group, Inc. (the "Company") and each present or future parent or subsidiary corporation by encouraging them to invest in shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Company and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's success and progress, to the mutual benefit of officers, employees and shareholders.

      2.    Aggregate Number of Shares

            500,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Shares of the Company's Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

      3.    Class of Persons Eligible to Receive Options

            (a) All officers and key employees of the Company and of any present or future parent or subsidiary corporation of the Company are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Compensation Committee, in its sole discretion, except as otherwise specified in Section 4 hereof.

            (b) The maximum number of shares of Common Stock for which options may be granted under this Plan to any participant during any fiscal year of the Company is 100,000 shares (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).

      4.    Administration of Plan

            (a) This Plan shall be administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee shall be composed of a minimum of three members of the Board of Directors as the Board shall determine, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended, of the Securities and Exchange Commission (the "SEC") or any future corresponding rule.


            (b) The Compensation Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

            (c) The  Compensation  Committee  shall  adopt  such  rules  for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Compensation Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Compensation Committee on a particular matter shall constitute the act of the Compensation Committee on such matter. The Compensation Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Compensation Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Compensation Committee or the Board of Directors, or for the acts or omissions of any other members of the Compensation Committee or the Board of Directors. Subject to the numerical limitations on Compensation Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Compensation Committee and may at any time remove any member of the Compensation Committee with or without cause. Vacancies in the Compensation Committee, however caused, may be filled by the Board of Directors, if it so desires.

      5.    Incentive Stock Options and Non-Qualified Stock Options

            (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Compensation Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Compensation Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option as determined by the Compensation Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder. The option price for Non-Qualified Stock Options issued under this Plan may, in the sole discretion of the Compensation Committee, be less than the fair market value of the Common Stock on the date of the grant of the option. If an Incentive Stock Option is granted to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all shares of stock of the Company or any parent or subsidiary corporation of the Company (a "10% Shareholder"), the option price shall not be less than 110% of the fair market value of the Company's Common Stock on the date of grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the Nasdaq Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Compensation Committee.

            (b) Subject to the authority of the Compensation Committee set forth in Section 4(b) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Shareholders) from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Compensation Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

            (c) Subject to the authority of the Compensation Committee set forth in Section 4(b) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a
Non-Qualified Stock Option hereunder, the Compensation Committee may, in its discretion, modify or amend any of the option terms contained in Appendix II for any particular optionee.

            (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event: (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

      6.    Modification, Amendment, Suspension and Termination

            Options  shall  not be  granted  pursuant  to this  Plan  after  the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

      7.    Effectiveness of Plan

            This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable before such shareholder approval is obtained.

      8.    General Conditions

            (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any present or future parent, affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any present or future parent, affiliated or subsidiary corporation to terminate his employment in any way.

            (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Compensation Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

            (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the respective meanings ascribed to such terms when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meanings.

            (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

     (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:________________________________Name_________________________________________

   ______________________________Address________________________________________

Date of Grant:_________________________________



      You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.00 per share ("Common
Stock"), of STV Group, Inc. (the "Company") at a price of _____ per share pursuant to the Company's 1995 Employee Stock Option Plan (the "Plan") adopted by the Company's Board of Directors effective October 11, 1995. Your option price is intended to equal at least the fair market value of the Company's Common Stock as of the date hereof; provided, however, that if, at the time this option is granted, you own stock possessing more than 10% of the total combined voting power of all shares of stock of the Company or any parent or subsidiary corporation of the Company (a "10% Shareholder"), your option price is intended to be at least 110% of the fair market value of the Company's Common Stock as of the date hereof.

     Your option may first be exercised on and after__________, but not before that time. [On and after ______________ and prior to the Termination Date (as hereinafter defined), your option may be exercised for up to __% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter and prior to the Termination Date, your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).]1 No fractional shares shall be issued or delivered.

      This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (five years from the date of grant if, at the time of the grant, you are a 10% Shareholder) (the "Scheduled Termination Date"), except if terminated earlier as hereinafter provided (the "Termination Date").

      In the event of a "change of control" (as hereafter defined) of the Company, your option may, from and after the date of the change of control, and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).

__________________________

     1 The bracketed portion of this paragraph should be included if the number of shares which may be acquired upon exercise of the option will increase over time.

      A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

     1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

     2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

     3. Any other event deemed to constitute a "change in control" by the Compensation Committee.

      You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

      Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a parent or subsidiary corporation of the Company is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a subsidiary corporation of the Company, your employment shall be deemed to have terminated on the date your employer ceases to be a subsidiary corporation of the Company, unless you are on that date transferred to the Company or another subsidiary corporation of the Company. Your employment shall not be deemed to have terminated if you are transferred from the Company to a subsidiary corporation, or vice versa, or from one subsidiary corporation to another subsidiary corporation.

      Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by the Company in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with the Company or (iii) your failure to render satisfactory services to the Company.

      If you die while employed by the Company or a parent or subsidiary corporation of the Company, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

      In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

      This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

            (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

            (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

            (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

            The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

            (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment  purposes  only,  and not with a view to, or in connection  with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

            (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                               STV GROUP, INCORPORATED



                                               By:______________________________


      I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.




_________________________________                    ___________________________
(Signature)                                          (Date)

                                  APPENDIX II

                           NON-QUALIFIED STOCK OPTION


To:_____________________________Name____________________________________________

   ____________________________Address__________________________________________




Date of Grant:_____________________


      You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.00 per share ("Common
Stock"), of STV Group, Inc. (the "Company") at a price of _____ per share pursuant to the Company's 1995 Employee Stock Option Plan (the "Plan") adopted by the Company's Board of Directors effective October 11, 1995. [Your option price is intended to equal at least the fair market value of the Company's Common Stock as of the date hereof.]

     Your option may first be exercised on and after ___________, but not before that time. [On and after ___________ and prior to the Termination Date (as hereinafter defined), your option may be exercised for up to __% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter and prior to the Termination Date, your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).]1 No fractional shares shall be issued or delivered.

      This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereinafter provided (the "Termination Date").

      In the event of a "change of control" (as hereafter defined) of the Company, your option may, from and after the date of the change of control, and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances).

      A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

     1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;


______________________

     1 The bracketed portion of this paragraph should be included if the number of shares which may be acquired upon exercise of the option will increase over time.

     2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

     3. Any other event deemed to constitute a "change in control" by the Compensation Committee. You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

      Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a parent or subsidiary corporation of the Company is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a subsidiary corporation of the Company, your employment shall be deemed to have terminated on the date your employer ceases to be a subsidiary corporation of the Company, unless you are on that date transferred to the Company or another subsidiary corporation of the Company. Your employment shall not be deemed to have terminated if you are transferred from the Company to a subsidiary corporation, or vice versa, or from one subsidiary corporation to another subsidiary corporation.

      Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by the Company in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with the Company or (iii) your failure to render satisfactory services to the Company.

      If you die while employed by the Company or a parent or subsidiary corporation of the Company, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

      In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

      This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

            (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

            (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

            (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

            The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

            (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment  purposes  only,  and not with a view to, or in connection  with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

            (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                         STV GROUP, INCORPORATED



                                         By:____________________________________


I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.




___________________________                    _________________________________
(Signature)                                    (Date)

                            STV GROUP, INCORPORATED
                Annual Meeting of Shareholders - March 27, 1996
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints MICHAEL HARATUNIAN, and RICHARD L. HOLLAND, and each of them, with full power of substitution, proxy agents to vote all shares which the undersigned is entitled to vote at the annual meeting of shareholders (including any adjournment or postponement thereof) of STV Group, Incorporated (the "Company"), which is scheduled to be held on March 27, 1996, on all matters that properly come before the meeting, subject to any directions indicated below. The proxy agents are directed to vote as follows on the proposals described in the Company's proxy statement:

1. ELECTION OF DIRECTORS
    FOR /_/ R. M. Monti
               To withhold  authority  to vote for the  nominee,  check this box
/_/.

2. TO APPROVE THE COMPANY'S 1995 EMPLOYEE STOCK OPTION PLAN
    FOR /_/       AGAINST /_/          ABSTAIN /_/

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

                  (Continued and to be signed on reverse side)

             This proxy will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election of the Company's nominee as director as described in the accompanying Proxy Statement and FOR proposal number two to approve the Company's 1995 Employee Stock Option Plan. Note: This proxy must be returned in order for your shares to be voted.

             A majority of the proxy agents present and acting at the meeting, in person or by their substitutes (or if only one is present and acting, then that one), may exercise all the powers conferred hereby. Discretionary authority is conferred hereby as to certain matters described in the Company's Proxy Statement.

             Receipt of the Company's Annual Report to Shareholders and the Notice of Annual Meeting and Proxy Statement dated March 1, 1996 is hereby acknowledged.
                           Dated:........................................, 1996
                                        (Please date this Proxy)

                             ...................................................


                             ...................................................
                                             Signature(s)


                             It would be helpful if you signed your name as it appears hereon, indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

Please date and sign this proxy and return it promptly in the enclosed postage paid envelope)